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Exhibit 99.3

ALIBABA GROUP HOLDING LIMITED

FORM OF LETTER OF TRANSMITTAL

Offer to Exchange Any and All Outstanding
Floating Rate Senior Notes due 2017
1.625% Senior Notes due 2017
2.500% Senior Notes due 2019
3.125% Senior Notes due 2021
3.600% Senior Notes due 2024
4.500% Senior Notes due 2034

For an Equal Principal Amount of
Floating Rate Senior Notes due 2017
1.625% Senior Notes due 2017
2.500% Senior Notes due 2019
3.125% Senior Notes due 2021
3.600% Senior Notes due 2024
4.500% Senior Notes due 2034

(Registered under the Securities Act of 1933, as amended)

Pursuant to the Prospectus dated                , 2015

The Registered Exchange Offer and Withdrawal Period Will Expire at 5:00 PM, New York City Time, on                , 2015, Unless Extended (the "Expiration Date")

The Exchange Agent (the "Exchange Agent") for the Exchange Offer is:

The Bank of New York Mellon

111 Sanders Creek Parkway
East Syracuse, NY 13057
Attention: Corporate Trust — Reorg

Fax: +1 732-667-9408
Email: CT_REORG_UNIT_INQUIRIES@BNYMELLON.COM

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

        Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below).

        This Letter of Transmittal is being furnished by Alibaba Group Holding Limited (the "Company") in connection with its offer to exchange its Floating Rate Senior Notes due 2017, 1.625% Senior Notes due 2017, 2.500% Senior Notes due 2019, 3.125% Senior Notes due 2021, 3.600% Senior Notes due 2024, and 4.500% Senior Notes due 2034 (the "Outstanding Notes"), that were issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Act"), under an Indenture dated as of November 28, 2014 (the "Indenture") between the Company and The Bank of New York Mellon, as trustee (the "Trustee"), for an equal principal amount of its newly issued Floating Rate Senior Notes due 2017, 1.625% Senior Notes due 2017, 2.500% Senior Notes due 2019, 3.125% Senior Notes due 2021, 3.600% Senior Notes due 2024, and 4.500% Senior Notes due 2034 (the "Notes") that have been registered under the Act. The Company has prepared and delivered to holders of the Outstanding Notes a Prospectus dated                , 2015 (the "Prospectus"). The

Prospectus, this Letter of Transmittal and the related materials together constitute the Company's offer (the "Exchange Offer").

        For each Outstanding Note accepted for exchange, the holder will receive a Note having a principal amount equal to that of the surrendered Outstanding Note. The Notes will bear interest from the most recent date to which interest has been paid on the Outstanding Notes. Accordingly, registered holders of Notes on the relevant record date for the first interest payment date following completion of the Exchange Offer will receive interest accruing from the most recent date to which interest has been paid. Outstanding Notes accepted for exchange will cease to accrue interest from and after the date of completion of the Exchange Offer. Holders whose Outstanding Notes are accepted for exchange will not receive any payment of interest on the Outstanding Notes otherwise payable on any interest payment date the record date for which occurs after completion of the Exchange Offer.

        The Exchange Offer will expire at 5:00 PM, New York City time, on                , 2015 (the "Expiration Date") unless extended, in which case the term "Expiration Date" shall mean the last time and date to which the Exchange Offer is extended.

        This Letter of Transmittal is to be completed by a holder (a) if certificates representing Outstanding Notes are to be physically delivered to the Exchange Agent herewith by the holder, (b) if tender of Outstanding Notes is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") through the DTC Automated Tender Offer Program ("ATOP"), and an Agent's Message (as defined below) is not delivered as provided in the next paragraph, or (c) if tenders are to be made according to the guaranteed delivery procedures set forth in the prospectus under "The Exchange Offer — Guaranteed Delivery Procedures."

        Holders of Outstanding Notes who wish to tender but whose certificates are not immediately available, or who are unable to deliver their certificates (or confirmation of the book-entry transfer of their Outstanding Notes into the Exchange Agent's account at DTC) and all other documents required hereby to the Exchange Agent before the Expiration Date, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer — Guaranteed Delivery Procedures" in the Prospectus. See Instructions 1 and 4 below. Holders of Outstanding Notes who are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute their tender through ATOP. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message (as defined below) to the Exchange Agent for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of a Letter of Transmittal by the participant(s) identified in the Agent's Message. Accordingly, this Letter of Transmittal need not be completed by a holder tendering through ATOP. As used herein, the term "Agent's Message" means, with respect to any tendered Outstanding Notes, a message transmitted by DTC to and received by the Exchange Agent and forming part of a book-entry confirmation, stating that DTC has received an express acknowledgment from each tendering participant to the effect that, with respect to those Outstanding Notes, the participant has received and agrees to be bound by this Letter of Transmittal and that the Company may enforce this Letter of Transmittal against the participant. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

        THE METHOD OF DELIVERY OF THE BOOK-ENTRY CONFIRMATION OR CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, WE RECOMMEND USING REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT DELIVERY SERVICE. IN ALL

CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE DELIVERY PRIOR TO 5:00 PM, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

        PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND LETTER OF TRANSMITTAL SHOULD BE DIRECTED TO THE EXCHANGE AGENT AT CT_REORG_UNIT_INQUIRIES@BNYMELLON.COM OR AT ITS ADDRESS SET FORTH ABOVE.

        Holders who wish to tender their Outstanding Notes must complete Box 1, Box 2 and Box 4 and must sign this Letter of Transmittal in Box 4.

BOX 1
TENDER OF OUTSTANDING NOTES

☐
CHECK HERE IF CERTIFICATES REPRESENTING THE TENDERED OUTSTANDING NOTES ARE ENCLOSED WITH THIS LETTER OF TRANSMITTAL.

☐
CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number:

Transaction Code Number:

☐
CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY SENT TO THE EXCHANGE AGENT PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution which Guaranteed Delivery:

☐
CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OUTSTANDING NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

        List below the Outstanding Notes being tendered herewith. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Outstanding Notes will be accepted only in minimum denominations of US$200,000 and integral multiples of US$1,000 in excess thereof. No alternative, conditional or contingent tenders will be accepted.

BOX 2
DESCRIPTION OF OUTSTANDING NOTES TENDERED

Description of Floating Rate Senior Notes due 2017

All Tendering Holders of Floating Rate Senior Notes due 2017 Complete This Box:

Name(s) and address(es) of registered holder(s) exactly as name(s) appear(s) on Outstanding Notes, or on a security position	Certificate number(s) of Outstanding Notes*	Aggregate principal amount represented by principal certificate(s)	Aggregate principal amount tendered**

TOTAL:

Description of 1.625% Senior Notes due 2017

All Tendering Holders of 1.625% Senior Notes due 2017 Complete This Box:

Name(s) and address(es) of registered holder(s) exactly as name(s) appear(s) on Outstanding Notes, or on a security position	Certificate number(s) of Outstanding Notes*	Aggregate principal amount represented by principal certificate(s)	Aggregate principal amount tendered**

TOTAL:

Description of 2.500% Senior Notes due 2019

All Tendering Holders of 2.500% Senior Notes due 2019 Complete This Box:

Name(s) and address(es) of registered holder(s) exactly as name(s) appear(s) on Outstanding Notes, or on a security position	Certificate number(s) of Outstanding Notes*	Aggregate principal amount represented by principal certificate(s)	Aggregate principal amount tendered**

TOTAL:

Description of 3.125% Senior Notes due 2021

All Tendering Holders of 3.125% Senior Notes due 2021 Complete This Box:

Name(s) and address(es) of registered holder(s) exactly as name(s) appear(s) on Outstanding Notes, or on a security position	Certificate number(s) of Outstanding Notes*	Aggregate principal amount represented by principal certificate(s)	Aggregate principal amount tendered**

TOTAL:

Description of 3.600% Senior Notes due 2024

All Tendering Holders of 3.600% Senior Notes due 2024 Complete This Box:

Name(s) and address(es) of registered holder(s) exactly as name(s) appear(s) on Outstanding Notes, or on a security position	Certificate number(s) of Outstanding Notes*	Aggregate principal amount represented by principal certificate(s)	Aggregate principal amount tendered**

TOTAL:

Description of 4.500% Senior Notes due 2034

All Tendering Holders of 4.500% Senior Notes due 2034 Complete This Box:

Name(s) and address(es) of registered holder(s) exactly as name(s) appear(s) on Outstanding Notes, or on a security position	Certificate number(s) of Outstanding Notes*	Aggregate principal amount represented by principal certificate(s)	Aggregate principal amount tendered**

TOTAL:

*	DOES NOT need to be completed if Outstanding Notes are tendered by book-entry transfer.
**	Unless otherwise indicated, the holder will be deemed to have tendered the entire face amount of all Outstanding Notes represented by tendered certificates. See Instruction 4.

        If not already printed above, the name(s) and address(es) of the registered holder(s) should be printed exactly as they appear on the certificate(s) representing the Outstanding Notes tendered hereby or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of those Outstanding Notes.

BOX 3
SPECIAL ISSUANCE/DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 1 AND 2)

            Complete the information in the blanks below this paragraph ONLY if (1) either (a) the Notes issued in exchange for Outstanding Notes tendered hereby, or (b) Outstanding Notes in a principal amount not tendered or not accepted for exchange, are to be issued or reissued in the name of someone other than the person(s) whose signature(s) appear(s) within this Letter of Transmittal or sent to an address different from that shown in Box 2 entitled "Description of Outstanding Notes Tendered" within this Letter of Transmittal, or if (2) either (a) the Notes that are delivered by book-entry transfer, or (b) the Outstanding Notes delivered by book-entry transfer that are not accepted for exchange, are to be returned by credit to an account maintained by DTC other than the account indicated in Box 1 above entitled "Tender of Outstanding Notes."

Issue Notes or return unexchanged Outstanding Notes to:

Name:

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)
☐
Credit Notes or unexchanged Outstanding Notes delivered by book-entry transfer to the DTC account set forth below:

            Complete the following only if certificates for Notes or for unexchanged Outstanding Notes are to be sent to someone other than the person named above or to that person at an address other than that shown in Box 2 entitled "Description of Outstanding Notes Tendered."

Name:

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

(See Substitute Form W-9 herein)

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

        The undersigned is a holder of Floating Rate Senior Notes due 2017, 1.625% Senior Notes due 2017, 2.500% Senior Notes due 2019, 3.125% Senior Notes due 2021, 3.600% Senior Notes due 2024, or 4.500% Senior Notes due 2034 (the "Outstanding Notes") issued by Alibaba Group Holding Limited (the "Company") under an Indenture dated as of November 28, 2014 (the "Indenture") between the Company and The Bank of New York Mellon, as trustee (the "Trustee").

        The undersigned acknowledges receipt of the Prospectus dated                        , 2015 (the "Prospectus") and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to US$8,000,000,000 of Outstanding Notes that were issued and sold in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Act") for an equal principal amount of its newly issued Floating Rate Senior Notes due 2017, 1.625% Senior Notes due 2017, 2.500% Senior Notes due 2019, 3.125% Senior Notes due 2021, 3.600% Senior Notes due 2024, and 4.500% Senior Notes due 2034 that have been registered under the Act.

        The undersigned hereby tenders to the Company, upon the terms and subject to the conditions set forth in the Prospectus, and in accordance with this Letter of Transmittal, the principal amount of Outstanding Notes indicated in Box 2 above entitled "Description of Outstanding Notes Tendered" under each column heading "Aggregate principal amount tendered" (or, if nothing is indicated therein, with respect to the entire aggregate principal amounts represented by the Outstanding Notes described in that table). The undersigned acknowledges and agrees that Outstanding Notes may not be tendered except in accordance with the procedures set forth in the Prospectus and this Letter of Transmittal.

        Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered herewith in accordance with the terms and subject to the conditions of the Exchange Offer, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all of the Outstanding Notes that are being tendered hereby and that are being accepted for exchange pursuant to the Exchange Offer. By executing this Letter of Transmittal, subject to and effective upon acceptance for exchange of the Outstanding Notes tendered therewith, the undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to such Outstanding Notes, with full powers of substitution and revocation (such powers of attorney being deemed to be an irrevocable power coupled with an interest), to (i) present such Outstanding Notes and all evidences of transfer and authenticity to, or transfer ownership of such Outstanding Notes on the account books maintained by DTC to, or upon the order of, the Company, (ii) present such Outstanding Notes for transfer of ownership on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms and conditions of the Exchange Offer.

        If the undersigned is not the registered holder of the Outstanding Notes listed in Box 2 above labeled "Description of Outstanding Notes Tendered" under the column heading "Aggregate principal amount tendered" or such registered holder's legal representative or attorney-in-fact, then in order to validly consent, the undersigned has obtained a properly completed irrevocable proxy that authorizes the undersigned (or the undersigned's legal representative or attorney-in-fact) to deliver a Letter of Transmittal in respect of such Outstanding Notes on behalf of the registered holder thereof, and that proxy is being delivered with this Letter of Transmittal.

        THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, ASSIGN AND TRANSFER THE OUTSTANDING NOTES TENDERED HEREBY, AND THAT WHEN THOSE OUTSTANDING NOTES ARE ACCEPTED FOR EXCHANGE BY THE COMPANY, THE COMPANY WILL ACQUIRE GOOD AND UNENCUMBERED TITLE THERETO, FREE AND

CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THOSE OUTSTANDING NOTES WILL NOT BE SUBJECT TO ANY ADVERSE CLAIMS. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE EXCHANGE AGENT OR THE COMPANY TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE OUTSTANDING NOTES TENDERED HEREBY. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

        The undersigned acknowledges and agrees that a tender of Outstanding Notes pursuant to any of the procedures described in the Prospectus and in this Letter of Transmittal and an acceptance of such Outstanding Notes by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

        The undersigned understands that the Exchange Offer will expire at 5:00 PM, New York City time, on                        , 2015, unless extended by the Company in its sole discretion or earlier terminated (the "Expiration Date").

        The name(s) and address(es) of the registered holder(s) of the Outstanding Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Outstanding Notes. The certificate number(s) and the Outstanding Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

        No authority conferred or agreed to be conferred by this Letter of Transmittal shall be affected by, and all such authority shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal and legal representatives, successors and assigns of the undersigned. This tender of Outstanding Notes may be withdrawn at any time prior to the Expiration Date. See "The Exchange Offer — Withdrawal of Tenders" in the Prospectus.

        The undersigned hereby represents and warrants that: (i) the undersigned is acquiring the Notes in the ordinary course of its business; (ii) the undersigned, if not a broker-dealer, is not engaged in, and does not intend to engage in, a distribution of the Notes; (iii) the undersigned has no arrangement or understanding with any person to participate in the distribution of the Notes; (iv) the undersigned is not an "affiliate" of the Company within the meaning of Rule 405 under the Act; and (v) the undersigned is not prohibited by any law or policy from participating in the Exchange Offer. By tendering Outstanding Notes pursuant to the Exchange Offer and executing, or otherwise becoming bound by, this letter of transmittal, a holder of Outstanding Notes that is a broker-dealer represents and agrees, consistent with certain interpretive letters issued by the staff of the Division of Corporation Finance of the Securities and Exchange Commission (the "Staff") to third parties, that (a) such Outstanding Notes held by the broker-dealer are held only as a nominee or (b) such Outstanding Notes were acquired by such broker-dealer for its own account as a result of market-making activities or other trading activities and it will deliver the Prospectus (as amended or supplemented from time to time) meeting the requirements of the Act in connection with any resale of such Notes (provided that, by so acknowledging and by delivering a Prospectus, such broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Act).

        The undersigned also acknowledges that this Exchange Offer is being made in reliance upon interpretations by the Staff, as set forth in no-action letters issued to third parties, that the Notes issued in exchange for Outstanding Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Act), without compliance with the registration and prospectus delivery provisions of the Act, provided that such Notes are acquired in the ordinary course of such holders' business and the holders have no arrangement with any person to participate in the distribution of the Notes. However, the Company has not obtained a no-action letter specifically for this Exchange Offer, and there can be no assurance that the Staff would make a similar determination with respect to the Exchange Offer as in other circumstances. If any holder is an affiliate of the Company, or is engaged in or intends to engage in or has any arrangement or understanding with respect to the distribution of the Notes to be acquired pursuant to the Exchange Offer, that holder (a) cannot rely on the applicable interpretations of the Staff and (b) must comply with the registration and prospectus delivery requirements of the Act in connection with any resale transaction.

        The undersigned acknowledges that, other than in the United States, no action has been taken by the Company that would permit a public offering of the Notes in any jurisdiction where action for that purpose is required. The undersigned, if outside the United States, represents and warrants that the undersigned is acquiring the Notes only in circumstances permitted under applicable law as described in the "Plan of Distribution" section of the Prospectus. The undersigned, if a resident in Hong Kong, further represents and warrants that (i) the undersigned is a "professional investor" as defined in the Securities and Futures Ordinance (Cap. 571) of Hong Kong and any rules made under that Ordinance; or (ii) the undersigned is acquiring the Notes in circumstances which do not result in the Prospectus being a "prospectus" as defined in the Companies (Winding up and Miscellaneous Provisions) Ordinance (Cap. 32) of Hong Kong or which do not constitute an offer to the public within the meaning of that Ordinance.

        The Company has agreed that, subject to the provisions of the registration rights agreement among the Company, Morgan Stanley & Co. International plc, Citigroup Global Markets Inc., Deutsche Bank AG, Singapore Branch and J.P. Morgan Securities LLC dated as of November 28, 2014 (the "Registration Rights Agreement"), the Prospectus, as it may be amended or supplemented from time to time, may be used by a participating broker-dealer (as defined below) in connection with resales of Notes received in exchange for Outstanding Notes, where such Outstanding Notes were acquired by such participating broker-dealer for its own account as a result of market-making activities or other trading activities, for a period ending 180 days after the Expiration Date (subject to extension under certain limited circumstances) or, if earlier, when all such Notes have been disposed of by such participating broker-dealer. In that regard, each broker dealer who acquired Outstanding Notes for its own account as a result of market-making or other trading activities (a "participating broker-dealer"), by tendering such Outstanding Notes and executing, or otherwise becoming bound by, this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such participating broker-dealer will suspend the sale of Notes pursuant to the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the participating broker-dealer or the Company has given notice that the sale of the Notes may be resumed, as the case may be.

        Outstanding Notes properly tendered and not withdrawn will be accepted as soon as practicable after the satisfaction or waiver of all conditions to the Exchange Offer. The undersigned understands that the Company will deliver the Notes as promptly as practicable following acceptance of the tendered Outstanding Notes. The Exchange Offer is subject to a number of conditions, as more particularly set forth in the Prospectus. See "The Exchange Offer — Conditions to the Exchange Offer" in the Prospectus. The undersigned recognizes that as a result of these conditions the Company may not be required to accept any of the Outstanding Notes tendered hereby. In that event, the Outstanding Notes not accepted for exchange will be returned to the undersigned at the address shown in Box 2, "Description of Outstanding Notes Tendered," unless otherwise indicated in Box 3, "Special Issuance/Delivery Instructions."

        If any tendered Outstanding Notes are not exchanged pursuant to the Exchange Offer for any reason, or if certificates are submitted for more Outstanding Notes than are tendered or accepted for exchange, certificates for such unaccepted or non-exchanged Outstanding Notes will be returned (or, in the case of Outstanding Notes tendered by book-entry transfer, such Outstanding Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

        Unless otherwise indicated in Box 3, "Special Issuance/Delivery Instructions," the undersigned hereby request(s) that any Outstanding Notes representing principal amounts not tendered or not accepted for exchange, and that the Exchange Notes with respect to Outstanding Notes accepted for exchange, be issued in the name(s) of, and delivered to, the undersigned (and in the case of Outstanding Notes tendered by book-entry transfer, by credit to the account of DTC indicated therein).

        In the event that Box 3, "Special Issuance/Delivery Instructions," is completed, the undersigned hereby request(s) that any Outstanding Notes representing principal amounts not tendered or not accepted for exchange, and that the Notes with respect to Outstanding Notes accepted for exchange, be issued in the name(s) of, and be delivered to, the person(s) at the address(es) therein indicated, or in the case of a book-entry delivery of Outstanding Notes, please credit the account indicated therein maintained at DTC. The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance/Delivery Instructions" box to transfer any Outstanding Notes from the names of the registered holder(s) thereof or to issue any Notes in the name(s) of anyone other than the name(s) of the registered holder(s) of the Outstanding Notes in respect of which those Notes are issued, if the Company does not accept for exchange any of the principal amount of such Outstanding Notes so tendered. The undersigned recognizes that the undersigned must comply with all of the terms and conditions of the Indenture as amended or supplemented from time to time in accordance with its terms to transfer Outstanding Notes either not tendered for exchange or not accepted for exchange from the name of the registered holder(s).

        For purposes of the Exchange Offer, the undersigned understands that the Company will be deemed to have accepted for exchange validly tendered Outstanding Notes (or defectively tendered Outstanding Notes with respect to which the Company has waived the defect) if, as and when the Company gives oral (confirmed in writing) or written notice thereof to the Exchange Agent.

        The undersigned understands that the delivery and surrender of the Outstanding Notes is not effective, and the risk of loss of the Outstanding Notes does not pass to the Company, until receipt by the Exchange Agent of this Letter of Transmittal, or a facsimile hereof, properly completed and duly executed (or, in the case of a book-entry transfer, an Agent's Message, if applicable, in lieu of the Letter of Transmittal), together with all accompanying evidences of authority and any other required documents in a form satisfactory to the Company. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Outstanding Notes will be determined by the Company in its sole discretion, which determination shall be final and binding. The undersigned has completed the appropriate boxes and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

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CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

(Include Zip Code)

Phone Number:

Contact Person:

BOX 4
PLEASE SIGN HERE

(To be completed by all tendering holders of Outstanding Notes regardless of whether Outstanding Notes are being physically delivered herewith)

        By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the principal amount of the Outstanding Notes listed in Box 2 above labeled "Description of Outstanding Notes Tendered" under the column heading "Principal Amount Tendered" (or if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Outstanding Notes described in that box).

        This Letter of Transmittal must be signed by the registered holder(s) exactly as the name(s) appear(s) on the certificate(s) representing Outstanding Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of those Outstanding Notes. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the full title and see Instruction 2.

SIGNATURE OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY
(SEE GUARANTEE REQUIREMENT BELOW)

Dated

Name(s)

(Please Print)

Capacity (full title)

Area Code and Telephone No.

Tax Identification or Social Security No.

MEDALLION SIGNATURE GUARANTEE
(If Required — See Instructions 1 and 2)

Authorized Signature:

Name of Firm:
(Place Seal Here)

COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9

 INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

        1.     Signature Guarantees.    Signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Exchange Agents Medallion Program or the Stock Exchange Medallion Program (a "Medallion Signature Guarantor") (generally, a member of a registered national securities exchange or the Financial Industry Regulatory Authority, Inc., or a commercial bank or trust company having an office in the United States (each, an "Eligible Institution")), unless (a) the Outstanding Notes tendered hereby are tendered by a registered holder (or by a participant in DTC whose name appears on a security position listing as the owner of the Outstanding Notes) that has not completed Box 3 entitled "Special Issuance/Delivery Instructions" in this Letter of Transmittal or (b) the Outstanding Notes are tendered for the account of an Eligible Institution. If the Outstanding Notes are registered in the name of a person other than the signer of this Letter of Transmittal if Outstanding Notes not accepted for exchange or not tendered are to be returned to a person other than the registered holder or if Notes are to be issued to someone other than the signatory of this Letter of Transmittal, then the signatures on this Letter of Transmittal accompanying the tendered Outstanding Notes must be guaranteed by a Medallion Signature Guarantor as described above. See Instruction 2.

        2.     Signatures on Letter of Transmittal, Instruments of Transfer and Endorsements.    If the registered holders of the Outstanding Notes tendered hereby sign this Letter of Transmittal, the signatures must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Outstanding Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Outstanding Notes.

        If any of the Outstanding Notes tendered hereby are registered in the name of two or more holders, all registered holders must sign this Letter of Transmittal. If any of the Outstanding Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates. If this Letter of Transmittal or any Outstanding Note or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority to so act must be submitted.

        When this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered hereby, no endorsements of the Outstanding Notes or separate instruments of transfer are required unless payment is to be made, or Outstanding Notes not tendered or exchanged are to be issued to a person other than the registered holders, in which case signatures on the Outstanding Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

        This Letter of Transmittal and Outstanding Notes should be sent only to the Exchange Agent, and not to the Company or DTC.

        If this Letter of Transmittal is signed other than by the registered holder(s) of the Outstanding Notes tendered hereby, such Outstanding Notes must be endorsed or accompanied by appropriate instruments of transfer, and a duly completed proxy entitling the signer to tender those Outstanding Notes on behalf of the registered holders, in any case signed exactly as the name or names of the registered holders appear on the Outstanding Notes and signatures on those Outstanding Notes or instruments of transfer and proxy are required and must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

        3.     Transfer Taxes.    Except as set forth in this Instruction 3, the Company will pay or cause to be paid any transfer taxes with respect to the transfer of Outstanding Notes to it, or to its order, pursuant to the Exchange Offer. If Notes are to be issued or delivered to, or if Outstanding Notes not tendered or exchanged are to be registered in the name of, any persons other than the registered owners, or if tendered Outstanding Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such other person will be billed to the holder unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

        4.     Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.    This Letter of Transmittal is to be used if (a) certificates for Outstanding Notes are to be physically delivered to the Exchange Agent herewith, (b) If tender of Outstanding Notes is to be made by book-entry transfer to the Exchange Agent's account at the DTC through ATOP, and an Agent's Message is not delivered, or (c) tenders are to be made according to the guaranteed delivery procedures, all as set forth in the Prospectus. For holders whose Outstanding Notes are being delivered by book-entry transfer, delivery of an Agent's Message by DTC will satisfy the terms of the Exchange Offer in lieu of execution and delivery of a Letter of Transmittal by the participant(s) identified in the Agent's Message.

        To validly tender Outstanding Notes pursuant to the Exchange Offer, either (a) the Exchange Agent must receive a properly completed and duly executed copy of this Letter of Transmittal (or facsimile hereof) with any required signature guarantees, together with certificates for the Outstanding Notes, or an Agent's Message, as the case may be, and any other documents required by this Letter of Transmittal, or (b) a holder of Outstanding Notes must comply with the guaranteed delivery procedures set forth below.

        Holders of Outstanding Notes who desire to tender them pursuant to the Exchange Offer and whose certificates representing the Outstanding Notes are not lost but are not immediately available, or time will not permit all required documents to reach the Exchange Agent prior to 5:00 PM, New York City time, on the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Outstanding Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer — Guaranteed Delivery Procedures." Pursuant to those procedures, (a) tender must be made by an Eligible Institution, (b) the Exchange Agent must have received from the Eligible Institution, prior to 5:00 PM, New York City time, on the Expiration Date, a properly completed and duly executed Notice of Guaranteed Delivery (by mail, hand delivery or facsimile transmission), and (c) all required documents as well as certificates for all physically delivered Outstanding Notes in proper form for transfer or a book-entry confirmation, as the case may be, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery, all as provided in the Prospectus under the caption "The Exchange Offer — Guaranteed Delivery Procedures."

        THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE CERTIFICATES FOR OUTSTANDING NOTES AND OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER. EXCEPT AS OTHERWISE PROVIDED HEREIN AND IN THE PROSPECTUS, DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, WE RECOMMEND THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, AND THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 PM, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

        All questions as to the validity, form, eligibility (including time of receipt), acceptance, withdrawal and revocation of Outstanding Notes tendered for exchange will be determined by the Company in its sole discretion, whose determination will be final and binding. The Company reserves the right to waive any defects or irregularities in the tender or conditions of the Exchange Offer as to any particular Outstanding Notes. The interpretation of the Company of the terms and conditions of the Exchange Offer (including these Instructions) will be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within the time determined by the Company. No alternative, conditional or contingent tenders will be accepted. Neither the Company, the Exchange Agent or any other person will be under any duty to give notice of any defects or irregularities in any tender or will incur any liability for failure to give any notice. Tenders of Outstanding Notes will not be deemed to have been made until irregularities have been cured or waived. Any certificates constituting Outstanding Notes received by the Exchange Agent that are not properly tendered or as to which irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

        5.     Partial Tenders and Withdrawal Rights.    Tenders of Outstanding Notes will be accepted only in minimum denominations of US$200,000 and integral multiples of US$1,000 in excess thereof. If less than all the Outstanding Notes evidenced by any certificate submitted are to be tendered, fill in the principal amount of Outstanding Notes which are to be tendered in the box entitled "Aggregate principal amount tendered." In such case, new certificate(s) for the remainder of the Outstanding Notes that were evidenced by your old certificate(s) will only be sent to the holder of the Outstanding Notes, promptly after the Expiration Date. All Outstanding Notes represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

        Outstanding Notes tendered pursuant to the Exchange Offer may be withdrawn, as provided below, at any time prior to 5:00 PM, New York City time, on the Expiration Date. For the withdrawal of a tender to be effective, a written, telegraphic or facsimile transmitted notice of withdrawal must be received by the Exchange Agent at the address or number set forth above prior to the Expiration Date. Any notice of withdrawal must (a) specify the name of the person who tendered the Outstanding Notes, (b) identify the Outstanding Notes to be withdrawn, (c) if certificates for Outstanding Notes have been delivered to the Exchange Agent, specify the name in which the Outstanding Notes are registered, if different from that of the withdrawing holder, (d) if certificates for Outstanding Notes have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of those certificates, submit the serial numbers of the particular certificates to be withdrawn, (e) if Outstanding Notes have been tendered using the procedure for book-entry transfer described above, specify the name and number of the account at DTC to be credited with the withdrawn Outstanding Notes and otherwise comply with the procedures of that facility, and (f) be signed in the same manner required by the Letter of Transmittal by which the Outstanding Notes were tendered (including any required signature guarantees, endorsements and/or powers). All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal will be determined by the Company, whose determination will be final and binding on all parties. The Outstanding Notes so withdrawn, if any, will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Outstanding Notes which have been tendered for exchange but which are withdrawn will be returned to the holder without cost to the holder as soon as practicable after withdrawal. Properly withdrawn Outstanding Notes may be retendered on or prior to 5:00 PM, New York City time, on the Expiration Date by following the procedures for tender described in this Letter of Transmittal. Neither the Company, the Exchange Agent nor any other person will be under any duty to give notice of any defects or irregularities in any notice of withdrawal or will incur any liability for failure to give such a notice.

        6.     Substitute Form W-9.    Each tendering holder (or other recipient of any Notes) is required to provide the Exchange Agent with a correct taxpayer identification number ("TIN"), generally the holder's Social Security or federal Employer Identification Number, and with certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that the holder (or other person) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering holder (or other person) to a US$50 penalty imposed by the Internal Revenue Service and 28% federal income tax backup withholding on any payment. The box in Part 3 of the Substitute Form W-9 may be checked and the attached "Certificate of Awaiting Taxpayer Identification Number" may be completed if the tendering holder (or other person) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will withhold 28% on all reportable payments, if any, until a TIN is provided to the Exchange Agent.

        7.     Inadequate Space.    If the space provided in the box captioned "Description of Outstanding Notes Tendered" is inadequate, the certificate number(s) and/or the principal amount of Outstanding Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

        8.     Lost, Destroyed or Stolen Certificates.    If any certificate(s) representing Outstanding Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificate(s) have been followed.

        9.     Requests for Assistance or Additional Copies.    Any questions or requests for assistance or additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at its telephone number set forth below.

IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), OF
AN AGENT'S MESSAGE IN LIEU THEREOF, AND ALL OTHER REQUIRED
DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR
TO THE EXPIRATION DATE.

 IMPORTANT TAX INFORMATION

        Under U.S. federal income tax law, a holder whose tendered Outstanding Notes are accepted for exchange pursuant to the Exchange Offer is required to provide the Exchange Agent with the holder's current TIN on Substitute Form W-9 below, or, alternatively, to establish another basis for an exemption from backup withholding. If the holder is an individual, the TIN is generally his or her Social Security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any payment made to the holder or other payee with respect to Outstanding Notes exchanged pursuant to the Exchange Offer or to Notes may be subject to a 28% back-up withholding tax. Failure to comply truthfully with the backup withholding requirements may also result in the imposition of severe criminal and/or civil fines and penalties.

        Certain holders (including, among others, certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-8BEN or other appropriate Form W-8 (a "Form W-8"), signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

        If backup withholding applies, the Exchange Agent is required to withhold 28% of any payment made to the holder or other payee. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided the requisite information is properly provided.

Purpose of Substitute Form W-9

        To prevent backup withholding on any payment made to a holder or other payee with respect to Outstanding Notes exchanged pursuant to the Exchange Offer or to Notes, the holder is required to notify the Exchange Agent of the holder's current TIN (or the TIN of any other payee) by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that the holder is awaiting a TIN), and that (i) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding.

What Number to Give the Exchange Agent

        The holder is required to give the Exchange Agent the TIN (e.g. Social Security number or federal Employer Identification Number) of the registered owner of the Outstanding Notes. If the Outstanding Notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

Box 9 PAYER'S NAME: Alibaba Group Holding Limited

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service	PART 1 — PLEASE PROVIDE YOUR NAME AND TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.		Name

Payer's Request for Taxpayer Identification Number (TIN)	PART 2 Certification — Under penalty of perjury, I certify that:		Social Security Number OR
	(1)	The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and	Employer Identification Number
	(2)	I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal	PART 3 —
		Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and	☐ Awaiting TIN
	(3)	I am a U.S. person (including a U.S. resident alien).

CERTIFICATE INSTRUCTIONS — You must cross out item (2) above if you have been notified by the IRS Sign Here that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

Sign Here à	The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
SIGNATURE
DATE

NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF UP TO 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

            I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment of all reportable payments made to me will be withheld.

Signature	Date	, 20

        In order to tender, a holder should send or deliver a properly completed and signed Letter of Transmittal, certificates for the Outstanding Notes and any other required documents to the Exchange Agent at the address set forth below or tender pursuant to DTC's Automated Tender Offer Program. The Exchange Agent for the Exchange Offer is:

The Bank of New York Mellon

111 Sanders Creek Parkway
East Syracuse NY, 13057
Attention: Corporate Trust — Reorg
Facsimile: +1 732-667-9408
Email: CT_REORG_UNIT_INQUIRIES@BNYMELLON.COM

 GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER
ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payor

        Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification number have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give the social security number of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship account	The owner(3)
6.	A valid trust, estate or pension trust identifying number of	Legal entity (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title)(4)
7.	Corporate	The corporation
8.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
9.	Partnership	The partnership
10.	A broker or registered nominee	The broker or nominee
11.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)
List first and circle the name of the person whose number you furnish.

(2)
Circle the minor's name and furnish the minor's social security number.

(3)
You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your SSN or EIN.

(4)
List first and circle the name of the legal trust, estate, or pension trust. Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name issued.

        Section references are to the Internal Revenue Code of 1986, as amended.

        Purpose of Form. — A person who is required to file an information return with the IRS must get your correct taxpayer identification number ("TIN") to report income paid to you, real estate transactions, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. Use Substitute Form W-9 to give your correct TIN to the requester (the person requesting your TIN) and, when applicable, (1) to certify the TIN you are giving is correct (or you are waiting for a number to be issued), (2) to certify you are not subject to backup withholding, or (3) to claim exemption from backup withholding if you are an exempt payee. Giving your correct TIN and making the appropriate certifications will prevent certain payments from being subject to backup withholding.

        What is Backup Withholding? — Persons making certain payments to you must withhold and pay to the IRS 28% of such payments under certain conditions. This is called "backup withholding." Payments that could be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators.

        If you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return, your payments will not be subject to backup withholding. Payments you receive will be subject to backup withholding if:

  1.
  You do not furnish your TIN to the requester; or

  2.
  The IRS tells the requester that you furnished an incorrect TIN; or

  3.
  The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only); or

  4.
  You do not certify to the requester that you are not subject to backup withholding under 3 above (for reportable interest and dividend accounts opened after 1983 only); or

  5.
  You do not certify your TIN. See the Part III Instructions for exceptions.

        Certain payees and payments are exempt from backup withholding and information reporting.

        How to Get a TIN. — If you do not have a TIN, apply for one immediately. To apply, get Form SS-5, Application for a Social Security Card (for individuals), from your local office of the Social Security Administration, or Form SS-4, Application for Employer Identification Number (for businesses and all other entities), from your local IRS office.

        If you do not have a TIN, check the box in Part 3 of the Substitute Form W-9, sign and date the form, and give it to the requester. Generally, you will then have 60 days to get a TIN and give it to the requester. If the requester does not receive your TIN within 60 days, backup withholding, if applicable, will begin and continue until you furnish your TIN.

        Note: Checking the box in Part 3 on the form means that you have already applied for a TIN OR that you intend to apply for one soon.

        As soon as you receive your TIN, complete another Form W-9, include your TIN, sign and date the form, and give it to the requester.

Penalties

        Failure To Furnish TIN. — If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

        Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

        Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

        Misuse of TINs. — If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

        Name. — If you are an individual, you must generally enter the name shown on your social security card. However, if you have changed your last name, for instance, due to marriage, without informing the Social Security Administration of the name change, please enter your name, the last name shown on your social security card and your new last name.

        Sole Proprietor. — You must enter your individual name. (Enter either your SSN or EIN in Part I). You may also enter your business name or "doing business as" name. Enter your name as shown on your social security card and business name as it was used to apply for your EIN on Form SS-4.

Part I — Taxpayer Identification Number (TIN)

        You must enter your TIN in the appropriate box. If you are a sole proprietor, you may enter your SSN or EIN. Also see the chart on page 19 for further clarification of name and TIN combinations. If you do not have a TIN, follow the instructions under How To Get A TIN on page 20.

Part II — For Payees Exempt From Backup Withholding

        Individuals (including sole proprietors) are not exempt from backup withholding.

        If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding. Enter your correct TIN in Part 1, write "Exempt" in Part 2, and sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8, Certificate of Foreign Status.

Part III — Certification

        For a joint account, only the person whose TIN is shown in Part I should sign.

  1.
  Interest, Dividend, and Barter Exchange Accounts Opened Before 1984 and Broker Accounts Considered Active During 1983. You must give your correct TIN, but you do not have to sign the certification.

  2.
  Interest, Dividend, Broker, and Barter Exchange Accounts Opened. After 1983 and Broker Accounts Considered Inactive During 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out Item 2 in the certification before signing the form.

  3.
  Real Estate Transactions. You must sign the certification. You may cross out Item 2 of the certification.

  4.
  Other Payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified of an incorrect TIN. Other payments include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services, payments to a nonemployee for services (including attorney and accounting fees), and payments to certain fishing boat crew members.

  5.
  Mortgage Interest Paid by You, Acquisitions or Abandonment of Secured Property, Cancellation of Debt, or IRA Contributions. You must give your correct TIN, but you do not have to sign the certification.

Privacy Act Notice

        Section 6109 requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, or to federal and state agencies to enforce federal nontax criminal laws and to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.

QuickLinks

  Exhibit 99.3
INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER
IMPORTANT TAX INFORMATION
GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9